2007 Analyst Meeting February 21, 2007

Cautionary Statement Regarding Forward-looking Statements The reserves and production information in this presentation, and the reserve replacement costs derived from this information include the proved gas and oil reserves and production attributable to El Paso's 43 percent interest in Four Star Oil & Gas Company ("Four Star"). El Paso's Supplemental Oil and Gas disclosures, which will be included in its Annual Report on Form 10-K, will reflect its proportionate share of the proved reserves of Four Star separately from its consolidated proved reserves. In addition, the proved reserves attributable to its proportionate share of Four Star represent estimates prepared by El Paso and not those of Four Star. This presentation includes forward-looking statements and projections, made in reliance on the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements regarding our plans for 2007 and our expected financial and operating results for 2007, as well as other statements regarding matters other than historical fact. The company has made every reasonable effort to ensure that the information and assumptions on which these statements and projections are based are current, reasonable, and complete. However, a variety of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this presentation, including, without limitation, changes in unaudited and/or unreviewed financial information; our ability to file our annual report on Form 10-K by March 1, 2007; our ability to implement and achieve our objectives in the 2007 plan as set forth in this presentation, including achieving our debt-reduction targets, earnings and cash flow targets; changes in reserve estimates based upon internal and third party reserve analyses; the effects of any changes in accounting rules and guidance; our ability to meet production volume targets in our Production segment; uncertainties and potential consequences associated with the outcome of governmental investigations, including, without limitation, those related to the reserve revisions and natural gas hedge transactions; outcome of litigation; our ability to comply with the covenants in our various financing documents; our ability to obtain necessary governmental approvals for proposed pipeline projects and our ability to successfully construct and operate such projects; the risks associated with recontracting of transportation commitments by our pipelines; regulatory uncertainties associated with pipeline rate cases; actions by the credit rating agencies; the successful close of our financing transactions; our ability to successfully exit the energy trading business; our ability to close our announced asset sales on a timely basis; changes in commodity prices for oil, natural gas, and power; inability to realize anticipated synergies and cost savings associated with restructurings and divestitures on a timely basis; general economic and weather conditions in geographic regions or markets served by the company and its affiliates, or where operations of the company and its affiliates are located; the uncertainties associated with governmental regulation; political and currency risks associated with international operations of the company and its affiliates; competition; and other factors described in the company's (and its affiliates') Securities and Exchange Commission filings. While the company makes these statements and projections in good faith, neither the company nor its management can guarantee that anticipated future results will be achieved. Reference must be made to those filings for additional important factors that may affect actual results. The company assumes no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by the company, whether as a result of new information, future events, or otherwise. Cautionary Note to U.S. Investors - The United States Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain terms in this presentation, such as net risked resource, unrisked wells, and unrisked gross wells, that the SEC's guidelines strictly prohibit us from including in filings with the SEC. U.S. Investors are urged to consider closely the disclosures regarding proved reserves in this presentation and the disclosures that will be contained in our Form 10-K for the year ended December 31, 2006, File No. 001-14365, available from by writing; Investor Relations, El Paso Corporation, 1001 Louisiana St., Houston, TX 77002. You can also obtain this form from the SEC by calling 1-800-SEC-0330. Non-GAAP Financial Measures This presentation includes certain Non-GAAP financial measures as defined in the SEC's Regulation G. More information on these Non-GAAP financial measures, including EBIT, EBITDA, free cash flow, net debt, and liquidity, as well as adjusted income and cash measures, and the required reconciliations under Regulation G, are set forth in the appendix hereto.

Schedule 8:00 a.m. Introduction Bruce Connery ............ Vice President, Investor & Public Relations Doug Foshee .............. President and Chief Executive Officer 8:35 a.m. Macro Outlook Byron Wright ...............Vice President, Corporate Development 8:50 a.m. Financial Review Mark Leland ................ Executive Vice President and Chief Financial Officer 9:05 a.m. Exploration & Production Brent Smolik ............... President, Exploration & Production 10:05 a.m. Q&A 10:15 a.m. Break 10:30 a.m. Pipelines Jim Yardley ................ President, Pipeline Group 11:10 a.m. Q&A 11:20 a.m. Summary 11:25 a.m. Q&A Estimated Time (EST)

A New Chapter for El Paso-Post ANR Financially strong, flexible Premier natural gas pipeline franchise Greatly improved E&P business Favorable macro environment for both businesses

Closing the Credibility Gap 2003-Today Governance Management Defining our purpose Creating a new culture Restoring financial condition Delivering results, the right way

A Well-Governed, Fit-for-Purpose Board 13 of 14 independent Separate Chairman/CEO Not staggered HSE Committee No poison pill Majority voting provision 6 former/present CEOs Clear reporting We are good stewards of your investment Juan Carlos Braniff James L. Dunlap Douglas L. Foshee Robert W. Goldman Anthony W. Hall, Jr. J. Michael Talbert Robert F. Vagt John L. Whitmire Joe B. Wyatt Thomas R. Hix William H. Joyce Ronald L. Kuehn, Jr. Ferrell P. McClean Steven J. Shapiro Note: Highlighted names denote new directors since 2003

Seasoned, Motivated, Management Team Jim Yardley Pipelines Brent Smolik E&P Bob Baker Legal Sue Ortenstone Human Resources, Information Technology, Facilities Mark Leland Finance and Accounting

Defining Our Purpose El Paso Corporation provides natural gas and related energy products in a safe, efficient, and dependable manner the place to work the neighbor to have the company to own Creating a New Culture

Creating a New Culture Compensation Benefits Career development Performance management plan Succession planning Employee survey results 2004 vs. 2006 Diversity Communications Community involvement Our plan to make EP the place to work

Restoring Financial Condition Complexity High Low Low At or near Leverage Very high Manageable investment grade Financial flexibility None Improved Very good $1.9 billion Return to Further EPS Profitability loss in 2003 Profitability growth in 2007 Disclosure/transparency Improved Excellent Excellent December 2003 December 2006 Post ANR

Delivering Results December 3, 2003 ? February 16, 2007 Total shareholder return CAGR: EP: 30.9% S&P 500: 12.2% S&P Energy: 31.7% Sustainable performance Date Price 12/12/2003 6.74 12/15/2003 7.32 12/19/2003 7.93 12/26/2003 7.8 1/2/2004 8.38 1/9/2004 8.29 1/16/2004 8.4 1/23/2004 9.44 1/30/2004 8.5 2/6/2004 8.42 2/13/2004 8.57 2/20/2004 7.17 2/27/2004 7.44 3/5/2004 7.4 3/12/2004 6.95 3/19/2004 6.98 3/26/2004 6.79 4/2/2004 7.12 4/9/2004 7.03 4/16/2004 6.99 4/23/2004 7.05 4/30/2004 7.01 5/7/2004 6.87 5/14/2004 6.92 5/21/2004 6.9 5/28/2004 7.21 6/4/2004 7.22 6/11/2004 7.3 6/18/2004 7.17 6/25/2004 7.37 7/2/2004 7.85 7/9/2004 7.82 7/16/2004 7.99 7/23/2004 7.76 7/30/2004 7.89 8/6/2004 7.51 8/13/2004 7.53 8/20/2004 7.81 8/27/2004 7.91 9/3/2004 8.25 9/10/2004 8.22 9/17/2004 8.45 9/24/2004 8.69 10/1/2004 9.22 10/8/2004 9.1 10/15/2004 8.8 10/22/2004 8.8 10/29/2004 8.94 11/5/2004 9.25 11/12/2004 9.48 11/19/2004 9.58 11/26/2004 11.54 12/3/2004 10.1 12/10/2004 9.83 12/17/2004 10.35 12/24/2004 10.41 12/31/2004 10.4 1/7/2005 10.51 1/14/2005 10.66 1/21/2005 10.89 1/28/2005 10.84 2/4/2005 11.45 2/11/2005 11.36 2/18/2005 12.77 2/25/2005 12.39 3/4/2005 12.25 3/11/2005 11.66 3/18/2005 11.16 3/25/2005 10.47 4/1/2005 10.65 4/8/2005 10.56 4/15/2005 9.82 4/22/2005 10.35 4/29/2005 9.99 5/6/2005 10.33 5/13/2005 9.54 5/20/2005 9.8 5/27/2005 10.2 6/3/2005 10.62 6/10/2005 10.98 6/17/2005 11.42 6/24/2005 11.48 7/1/2005 11.69 7/8/2005 11.96 7/15/2005 11.73 7/22/2005 12.36 7/29/2005 12 8/5/2005 12.29 8/12/2005 11.75 8/19/2005 11.41 8/26/2005 11.32 9/2/2005 11.59 9/9/2005 12.23 9/16/2005 12.78 9/23/2005 12.74 9/30/2005 13.9 10/7/2005 12.84 10/14/2005 12.28 10/21/2005 11.44 EP Equity

Delivering Results, The Right Way Much more clarity Much less complexity/volatility Consistent improvement over three years Profitability Operating performance Transparent, performance-based comp

A Great 2006 Return to profitability More than $1 billion year-over-year swing in profits Pipelines excelled E&P continued to progress Reduced gross debt by $2.8 billion Upgraded by both rating agencies 27% TSR

A Great 2006 Eliminated major legacy issues Shareholder litigation Macae and Araucaria disputes Completed exit of domestic power Significantly downsized trading business Power book Alliance capacity Gas book Executed ANR sale agreement

Favorable Outlook Continues Tremendous infrastructure opportunities Rockies LNG Market growth Best positioned pipelines Market connectivity Supply access New leadership Solid foundation Deep inventory/quality basins Well positioned for volatile price environment Pipelines E&P

E&P Plan-2007 Production flat up to 8% $1.7 billion capital $1.2 billion domestic program $255 MM Texas Gulf Coast (TGC) acquisition $215 MM International Program creating value Emphasis on elevating performance Credibility, growth, and cost structure

Pipeline Plan-2007 Executing on expansion opportunities $610 MM growth capital More expansion opportunities in process 4%-6% long-term EBIT growth After 22% in 2006* Expect investment-grade rating (at pipelines) after ANR close More competitive with lower cost of capital *Includes ANR, 28% as reported

Pipelines-What Are They Worth? Consensus is 8x-9x EBITDA Recent transactions (including ANR) in the 10x-12x + EBITDA range Similar pipelines trading ^ 10x EBITDA El Paso has best franchise, best expansion inventory, best growth trajectory Pipelines warrant premium multiple

MLP in 2007 EP to pursue MLP in 2007 Illuminate value of EP assets Access to low-cost capital Significant qualifying asset base Stable cash flow Organic growth potential NOL provides further tax efficiency for formation Proceeds in 2007 provide incremental cash flow

2007 Financial Highlights EPS: $0.82-$0.98* EBITDA: $3.0 billion-$3.2 billion Capex: $2.7 billion Balance sheet restored *Assumes $7/MMBtu natural gas and $56/Bbl WTI. Does not include gain on sale of ANR or costs for early debt retirement

Macro Outlook

Macro Outlook Summary of Key Themes Return to demand growth Economy ? Electricity ? Gas Supply shift Rockies (Mid-continent) ?, LNG (GOM) ?, Canada ? Flow change West ? East, South ? North Increased swing requirements Demand peaks + Supply variability ? Volatility Expanding horizon Regional ? Continental ? Global

U.S. Demand U.S. Supply World Demand 1970 21.139386 21.014229 36.2445 1971 21.793454 21.609885 38.7995 1972 22.101451 21.623705 40.4796 1973 22.049363 21.730998 41.537 1974 21.223133 20.713032 42.4495 1975 19.537593 19.236379 42.267 1976 19.946496 19.098352 44.6886 1977 19.520581 19.1629 46.0265 1978 19.627478 19.121903 47.742 1979 20.240761 19.663415 50.735 1980 19.877293 19.403119 51.2766 1981 19.403858 19.181261 51.8665 1982 18.001055 17.820063 52.049 1983 16.834912 16.094461 52.5965 1984 17.950527 17.466472 57.2424 1985 17.280943 16.453857 59.0205 1986 16.221296 16.05903 59.714 1987 17.210809 16.620581 62.707 1988 18.029585 17.102621 65.6238 1989 19.118997 17.310645 68.766 1990 19.173556 17.809674 70.372 1991 19.562067 17.697802 71.686 1992 20.228228 17.839903 72.102 1993 20.789842 18.09546 73.3285 1994 21.247098 18.821025 73.6205 1995 21.65369342 18.93547027 76.0295 1996 22.06305473 19.55805489 79.7148 1997 21.98691882 19.28421687 79.4605 1998 21.395495 19.0034567 80.7745 1999 22.33305215 18.9752889 82.5265 2000 23.23870069 19.1904164 86.01 2001 21.54240608 19.4254566 86.9065 2002 22.42378786 18.77291932 89.717 2003 21.70639843 18.70855407 91.8705 2004 21.61720947 18.55801918 95.16 2005 21.38765135 18.14390314 97.09 2006 21.45828504 18.61551044 100.58524 2007 22.73532872 19.20496321 104.2063086 2008 22.9809599 19.46352921 107.9577358 2009 23.55194472 19.66749704 111.8442142 2010 24.44159821 19.84380023 115.870606 2011 25.08584878 19.84254296 119.2308535 2012 25.28229503 19.8775336 122.6885483 2013 25.55663362 19.8377994 126.2465162 2014 25.99626163 19.82355243 129.9076651 2015 26.30765687 19.80961239 133.6749874 Macro Outlook U.S. Back on Global Growth Track '86-'95 CAGR U.S. 3.55% World 2.72% '95-'05 CAGR U.S. 0.14% World 2.48% '05-'15E CAGR U.S. 2.16% World 3.28% World Tcf U.S. Tcf Source : El Paso

Demand Growth Tilts East and North Bcf/d NW and Alaska Western Canada Eastern Canada Maritimes and Northeast U.S. Mexico 2.5 2.7 3.1 5.6 6.5 7.1 5.9 6.9 7.6 4.5 5.5 6.0 4.0 4.2 4.8 13.5 15.0 14.0 8.9 11.6 13.7 10.5 11.3 12.0 3.4 4.0 4.3 9.4 10.6 11.6 4.7 6.1 7.3 N.A. Total 2005 72.8 2010 84.3 2015 91.7 2005-2015 CAGR 2.3% 2.4% 2.6% 2.4% 3.1% 2.0% 0.4% 4.4% 1.4% 2.2% 2.3% 4.5% Source: El Paso Corporation

Supply Growth tilts West and South Mexico Western Canada Eastern Canada Mid Continent OnShore Gulf GOM San Juan Permian N.A. LNG Imports Rockies MacKenzie Source : El Paso Bcf/d Alaska 1.2 1.2 1.2 0.0 0.0 1.0 0.0% N/A 17.9 18.1 17.8 -0.1% 7.3 9.6 11.2 4.4% 3.7 3.6 3.4 -0.8% 3.9 3.7 3.7 -0.5% 3.6 4.2 4.4 2.0% 6.2 6.1 5.8 -0.7% 14.5 15.3 14.8 0.2% 9.8 11.0 10.6 0.8% 0.5 0.4 0.4 -2.2% 1.7 8.6 14.1 23.5% N.A. Total 2005 70.3 2010 82.8 2015 88.4 2005-2015 CAGR 2.3%

Supply Push Gas Flows Source: El Paso Corporation 2005-2015 (Bcf/d) Mackenzie Delta 1.0 0.4 3.2 0.3 0.3 0.4 0.5 0.7 0.7 1.4 0.8 0.3 1.1 2.0 0.5 0.4 1.5 -1.3 -0.6 -0.2 -0.3 0.7 0.6 0.5 0.7 1.4 N.A. LNG Imports 12.4 0.7 0.1 0.5 0.4 6.8 3.0

Will there be supply for the U.S.? LNG Supply Supply Available for United States and Canada Asia (including India) LNG Consumption European LNG Consumption Mexico & Caribbean LNG Consumption Bcf/d

El Paso Price Outlook Price ($/MMBtu) Prompt Month Natural Gas History Natural Gas Curve EP Plan

Physical Supply Variability MDth/d Volatility in Natural Gas Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 1992 72 70 62 56 46 42 42 41 42 44 56 68 2002 80 80 73 63 52 53 56 56 51 53 64 77 2012 101.84 92.83 80.87 63.78 55.53 57.38 62.25 62.77 57.36 62.84 75.96 93.52 Elba Island Seasonal Variability January to August Variance 1992 31% 2002 24% 2012 39% Source: EIA, El Paso 30

El Paso is Well Positioned to Grow Our pipelines serve the fastest growing markets in the Southeast, Southwest and Northeast Our pipelines access growing supplies in the West and Gulf of Mexico North American natural gas markets will continue to be supply constrained with the resulting strong natural gas prices for our E&P segment Mackenzie Delta 1.0 0.4 3.2 0.3 0.3 0.4 0.5 0.7 0.7 3.0 1.4 0.8 0.3 1.1 2.0 0.5 0.4 1.5 -1.3 -0.6 -0.2 -0.3 0.7 0.6 0.5 0.7 1.4 0.7 0.1 0.5 0.4 6.8

63 a meaningful company doing meaningful work delivering meaningful results Financial Review Note: 2006 results are unaudited and subject to change

2006 Financial Accomplishments More than $1 billion improvement in earnings from 2005 First profitable year since 2000 Stronger credit rating S&P 1 notch upgrade-positive outlook Moody's 2 notch upgrade-positive outlook New credit facilities in place Improved terms and lower costs Sold approximately $1 billion in assets Executed 2007 hedge program-minimal cost low collateral Continued reduction in marketing and trading exposure ANR transaction announced Closing imminent

Earnings Per Share (EPS): 2006 Continuing operations* Discontinued operations ANR (operating) ANR (4Q deferred tax) Other Net income $ 0.21 (0.25) (0.04) $ 0.72 (0.08) $ 0.64 *Includes $0.23 per share gain on production-related puts, calls, and swaps Note: Assumes diluted shares outstanding of 739 MM shares; 2006 results are unaudited and subject to change

Earnings Reconciliation Income from continuing operations Adjustments: ANR operating results Production-related puts, calls, and swaps Alliance capacity buyout Income tax settlements MTM loss on MCV transaction Other legacy and debt restructuring costs Adjusted income from continuing operations $ 531 156 (172) 122 (159) 86 16 $ 580 $ 0.72 0.21 (0.23) 0.17 (0.22) 0.12 0.02 $ 0.79 Earnings EPS $ Millions, Except EPS Note: See appendix for further information; 2006 results are unaudited and subject to change

EPS Reconciliation Adjusted 2006 EPS Lower commodity prices Original 2006 EPS estimate: $ 0.79 $ 0.18 $ 0.97 $ 0.95 $ 1.05 - -

Key Financial Results EBIT DD&A Interest expense Net debt Total shareholders equity $ 1,750 1,047 1,228 14,152 4,186 Continuing Operations Discontinued Operations1 Total $ Millions $ 297 90 79 741 - $ 2,047 1,137 1,307 14,893 4,186 1Discontinued operations includes ANR and associated debt 2Reported amounts adjusted for discontinued operations. Further details provided in the appendix Note: Form 10-K expected to be filed on February 27, 2007 2005 Total2 $ 635 1,133 1,381 16,102 3,389 2006 % Change 222% - 5% 8% 24%

1/1/2004 6/1/2004 1/1/2005 6/1/2005 1/1/2006 6/1/2006 1/1/2007 Recognition of Improved Financial Condition El Paso bond spreads Note: Reflects trading performance of El Paso Corporation bond due 2010 Bonds trading at high BB level Bond Index C B BB BBB

Primary 2007 Financial Objectives Grow core business-value accretive Maintain capital discipline Continue to improve credit profile Continue to drive down cost of capital Continue to drive out legacy costs

Assumptions for 2007 Plan $7.00/MMBtu Henry Hub 93%* realization before hedges $56.00/Bbl WTI 88%* realization before hedges *Net of transportation costs

ANR Transaction Impacts Sales price: $4.1 billion*; after-tax proceeds: $3.3 billion Assets sold: ANR Pipeline Great Lakes interest Michigan storage assets Buyer: TransCanada Earnings neutral to accretive Substantial debt reduction Approximately $650 after-tax gain Debt restructuring charges Remaining NOL $1 billion Key Facts Financial Implication *Includes $770 MM debt

2007 Natural Gas Hedge Program 54.8 Bcf $8.00 floor/ $16.89 ceiling 78.4 Bcf $7.70 fixed price 89.4 Bcf $7.50 floor Balance at Market Price Ceiling Floors Supports approximately 89%* of 2007 domestic natural gas production No margin requirements 133 Bcf Average cap $11.48 MMBtu 223 Bcf Average floor $7.69 MMBtu *Includes our 43.1% share of Four Star natural gas production Note: Assumes 1 Mcf = 1 MMBtu 42

2007 Capital Program Maintenance Growth Total $ 400 1 610 $ 1,010 $ 1,210 2 470 $ 1,680 $ 1,610 1,080 $ 2,690 Pipelines E&P Total $ Millions Growth capital 40% of total 1Excludes $50 MM potential hurricane repairs 2Capital estimated to replace production

*Includes Four Star volumes 2007 Key Metrics Pipeline EBIT Exploration & Production EBIT Volumes (MMcfe/d) DD&A rate ($/Mcfe) Cash costs ($/Mcfe) Marketing EBIT $1,205-$1,245 $740-$855 800-860* $2.50-$2.75 $1.68-$2.00 $(65)-$(45) $ Millions

Core Earnings Buildup Pipelines Exploration & Production Marketing Corporate and other Total $1,205-$1,245 740-855 (65)-(45) (15) $1,865-$2,040 EBIT DD&A EBITDA 2007 $ 380 740 5 10 $ 1,135 $1,585-$1,625 1,480-1,595 (60)-(40) (5) $3,000-$3,175 $ Millions Note: Does not include expenses related to early debt retirement and gain on sale of ANR-related assets

2007 Core Earnings and Cash Flow* EBITDA* DD&A EBIT Interest Taxes at 33% Net income from continuing operations Non-cash adjustments DD&A Non-cash taxes Working capital changes & other Operating cash Dividends Maintenance capital Discretionary cash Growth capital Asset sales: ANR related Asset sales: Non-ANR related Cash available for debt reduction $3,000-$3,175 1,135 1,865-2,040 935 310-365 $620-$740 $ 1,135 270-325 20 $2,045-$2,220 $150 1,610 $285-$460 1,080 3,395 470 $3,070-$3,245 $0.82-$0.98 EPS *Excludes expenses related to early debt retirement and gain on sale of ANR-related assets ($ Millions, Except EPS) Post-ANR sale annualized interest costs: $850 MM

Solid Improvement in Financial Position Debt Security of subsidiaries Preferred stock Stockholders equity Book capitalization Debt to capital Net debt to EBITDA EBITDA to fixed charges Interest expense 1As originally reported; see appendix for further information 2ANR and related storage assets included in discontinued operations 20031 2007E2 $ Millions $ 21,732 447 - 4,474 $ 26,653 82% 11.0 x 1.0 x $ 1,787 $ 11,827 - 750 4,664 $ 17,241 69% 3.8 x 3.2 x $ 934

Sensitivity Analysis Change per MMBtu EBITDA EPS - $1 $ (45) $ (0.04) $ Millions, Except EPS + $1 $ 95 $ 0.08 + $2 $ 275 $ 0.24

Items Potentially Impacting 2007 Earnings Gains/losses on asset sales Costs associated with debt retirement Commodity prices Strategic reduction of legacy trading positions

Marketing & Trading: Significant Progress in 2006 Eliminated all power commodity price exposure Eliminated Alliance capacity effective November 2007 Significantly reduced gas trading book Substantial roll-off of legacy hedges Reduced MTM hedge exposure Developed and executed hedging strategy for E&P

Mark-to-Market Book by Commodity Volatility Status Value at 12/31/06 Low Low Medium Medium Gas Power commodity Power basis Economic hedges Impacted by MCV sale. No fixed price commodity exposure Remaining commodity exposure completely hedged at PJM West Hub Exposure to PJM locational price differentials Reduced Positions Value at 12/31/05 $ 11 (299) (216) (249) $ (753) $ (111) (275) (133) 86 $ (433) $ Millions

Summary Significant progress in 2006 Continue momentum in 2007 Hedge position de-risks much of 2007 plan El Paso positioned to: Take advantage of growth opportunities Manage in volatile commodity price environment Financial health fully restored post-ANR sale

105 a meaningful company doing meaningful work delivering meaningful results Exploration & Production Company

Today's Agenda Opening Thoughts E&P Overview 2006 Comments Business Priorities Division Reviews 2007 Plan Summary

Today's Agenda Opening Thoughts E&P Overview 2006 Comments Business Priorities Division Reviews 2007 Plan Summary

Goal To Be Top E&P Performer Solid foundation of people and assets in place Ability to replace reserves from identified inventory Organization executing at higher level of activity Build credibility on performance Provide visibility on future growth Improve capital and operating efficiency

El Paso E&P: Top 10 Independent Total Company Total year production of 798 MMcfe/d Year-end reserves of 2,637 Bcfe* R/P: 9.1 *Includes our 43.1% share of Four Star; all data 2006 unless noted Texas Gulf Coast Total year production of 187 MMcfe/d Year-end reserves of 406 Bcfe R/P: 6.0 Onshore* Total year production of 413 MMcfe/d Year-end reserves of 1,711 Bcfe R/P: 11.3 Brazil Total year production of 24 MMcfe/d Year-end reserves of 248 Bcfe R/P: 28.7 Rio de Janeiro Brazil GOM/SLA Total year production of 174 MMcfe/d Year-end reserves of 272 Bcfe R/P: 4.3 Egypt 2 exploration blocks Egypt Nile Delta Sinai Egypt Gulf of Suez

2006 Production Mix-798 MMcfe/d Intl TGC GOM Onshore 24 187 174 413 International 24 MMcfe/d 3% TGC 187 MMcfe/d 23% GOM 174 MMcfe/d 22% Onshore 413 MMcfe/d 52% 2007 range: 800-860 MMcfe/d 2005 2006 750 800 MMcfe/d El Paso Production Trend Note: Includes our 43.1% share of Four Star

PDP PDNP PUD East 62 11 27 2006 YE Proved Reserves-2.6 Tcfe Intl TGC GOM Onshore 307 502 249 1749 Onshore 1,711 Bcfe 65% GOM 272 Bcfe 10% TGC 406 Bcfe 15% Int'l 248 Bcfe 10% PUD 27% PDP 62% PDNP 11% Note: Includes our 43.1% share of Four Star; all data 2006 unless noted

*Includes our 43.1% share of Four Star; see appendix for further information Reserve Reconciliation* Beginning balance 12/31/2005 Production Extensions and discoveries Sale of reserves in place Purchases of reserves in place Performance Revisions Reserves before Price Revision Price Revision Ending balance 12/31/2006 2,668 (291) 299 (20) 2 40 2,698 (61) 2,637 Equivalent (MMcfe)

2006 E&P Capital by Division-$1.2 Billion GOM TGC ONSHORE CORP INTL 310 217 500 91 83 2007 capital: $1.7 billion GOM $310 MM 26% TGC $217 MM 18% Int'l $83 MM 6% Onshore $500 MM 42% Admin. & Other $91 MM 8%

2006 YE Project Inventory Unrisked Wells Gross well count Net Risked Resource Resource potential (Bcfe) Technically mature Technically immature 2,389 625 500 318 310 180 159 180 650 141 660 170 3,007 1,775 * 1,500 Onshore TGC GOM/ SLA Int'l Total More than 5 years of project inventory *Includes 724 Bcfe of PUD reserves including 35 Bcfe of Four Star Note: See cautionary statement on non-SEC proved reserves

2006 Accomplishments 4%* organic production growth 117%* reserve replacement excluding price revisions PVR > 1 at $5.50/$37.00; 1.3 at 12/31/06 strip Gross well count up by ~30% High drilling success rates on major programs *Includes our 43.1% share of Four Star; see appendix for further information

2006 Accomplishments Integrated East Texas and Rockies acquisitions Announced significant acquisition for Texas Gulf Coast New country entry in Egypt Permit approval on Pinauna (Brazil) exploration wells Continued efforts on process improvements Exited with 5 years of drilling inventory

2006 Challenges Volume and reserve performance impacted by: Extended GOM hurricane recovery operations Delayed cycle-times from services shortages Service cost pressures Early phase International spending impact Industry-wide staffing shortages

Priorities for Profitable Growth Get the right assets, get the assets right Focus on fundamentals Drive "Performance Delivery Model" concepts

Balanced Portfolio Region Risk Growth Potential Cash Flow Onshore TGC GOM/SLA Low Low/Med Med/High Med/High Moderate Moderate Low - Flat High Generator Neutral Generator User GOM Int'l GOM Ons. TGC Int'l Onshore TGC (Pc < 40%) High Med (Pc > 80%) Low Risk Int'l

Attention to Fundamentals Strive to be full-cycle, low-cost Benchmark to assess relative performance Attract and retain excellent people

E&P Performance Delivery Model = Success Lookback LRP Budget Idea Inventory Execution

It All Starts With Inventory All employees doing impact work Robust database of future ideas Characterized by consistent criteria Value Capital efficiency Size and impact Generated or re-loaded from: Base production optimization Resource studies Exploration activities Acquisitions License Ready Drillable Concepts Leads Prospects Recommended Rig Ready Resource Potential Geologic risked Mean Maturity and Execution Certainty Low High

Striving for Excellence Learning organization Growing competencies Project management Operations excellence Improved safety Average Rig Activity 2005 2006 Drilling & completion 24 31 Recompletions 11 16 Workovers 5 9 24 11 5 40 31 16 9 56

Onshore

Lower-48 Unconventional Resources *Includes our 43.1% share of Four Star except "net acres"; all data 2006 unless noted Rockies Production: 55 MMcfe/d Reserves: 246 Bcfe Net acres: 364,000 Raton Basin Production: 76 MMcfe/d Reserves: 343 Bcfe Net acres: 605,000 Arklatex Production: 122 MMcfe/d Reserves: 448 Bcfe Net acres: 104,000 Mid-Continent Production: 28 MMcfe/d Reserves: 110 Bcfe Net acres: 319,000 Black Warrior Basin Production: 64 MMcfe/d Reserves: 342 Bcfe Net acres: 172,000 Total Onshore* Production: 413 MMcfe/d Reserves: 1,711 Bcfe Net acres: 1,692,000 Base decline: 20% R/P: 11.3

Onshore Characterization High-quality, concentrated asset base Material core positions Extensive project inventory Strong positions in resource plays with running room Geared for $500 MM-$550 MM annual capital spend Targeting repeatable, low-risk programs Predictable, mid-single digit production growth

Onshore Organic Production Growth 4Q 2005 1Q 2006 2Q 2006 3Q 2006 4Q 2006 Base 405 389 366.4185546 354.4528617 343 Capital Uplift 0 16.0342771 44.37510989 60.17413043 76.12590086 405 405 411 415 420 Average MMcfe/d Note: Includes our 43.1% share of Four Star

2006 YE Onshore Project Inventory Rockies Black Warrior Arklatex Mid-Continent Raton Total 237 672 615 507 358 2,389 195 160 440 115 215 1,125 Plays Unrisked Wells Net Risked Resources (Bcfe) 4-5 years of inventory Note: See cautionary statement on non-SEC proved reserves

Onshore Competitive Strengths Resource play technical expertise Proven ability to execute large programs Existing inventory of repeatable opportunities Concentrated positions with high working interest Ability to apply technology for improved efficiency

Raton Basin Coal Bed Methane Net acres: 605,000 2007 capital: $115 MM 2007 gross wells: 178 Average gross well statistics: WI: 100% Capex: $0.5 MM-$0.7 MM Reserves: 0.3 Bcfe-0.9 Bcfe Rate: 100 Mcf/d-175 Mcf/d NM CO Vermejo Park Ranch EPEP minerals

Net acres: 172,000 2007 capital: $52 MM 2007 gross wells: 145 Average gross well statistics: WI: 74% Capex: $0.4 MM-$0.5 MM Reserves: 0.2 Bcfe-0.6 Bcfe Rate: 100 Mcf/d-300 Mcf/d Black Warrior Basin Coalbed Methane Tuscaloosa Jefferson AL White Oak Creek Blue Creek West Short Creek Brookwood EPEP lease

Illinois Basin New Albany Shale Net acres: 118,000 Average gross well stats: WI: 47% Capex: $1 MM Gross production > 2 MMcf/d from 14 wells 2007 Focus Expand core producing area Additional new area tests Productivity enhancement Pike IN Dubois EPEP lease Martin Knox Daviess

Gulf of Mexico (GOM)/ South Louisiana (SLA)

GOM/SLA Position TX LA MS AL Key Statistics Production: 174 MMcfe/d Reserves: 272 Bcfe Net acres SLA: 34,000 Net acres GOM: 688,000 Total net acres: 722,000 Decline rate: 40%-50% R/P: 4.3 Note: All data 2006 unless noted

GOM/SLA Seismic Coverage El Paso leases 3-D seismic coverage Seismic re-processed in-house Seismic re-processed by vendors 80,000+ sq. mi. GOM 3-D 3,900+ sq. mi. SLA 3-D Catapult Project Extensive proprietary reprocessed seismic

GOM/SLA Characterization Program emphasis on: Discrete structural and stratigraphic plays Geophysically-driven programs Higher rate, higher return wells Geared for about $300 MM of capital spending Repeatable portfolio of prospects Essentially flat production

GOM/SLA Production Growth 4Q 2005 1Q 2006 2Q 2006 3Q 2006 4Q 2006 Base 107 132.5 157.971 154.4 142.441 Uplift 0.448 6.596 34.637 65.75 107 133 165 189 209 Average MMcfe/d

GOM/SLA Concentrated Inventory Houston New Orleans Five year inventory at 2006 funding levels Drill depths from 2,000'-23,500' Additional prospects being generated in core trends New trends could add significant impact Miocene Pleistocene C. Miocene S. Additions W. Miocene Texas Miocene Main Pass Onshore S. LA

GOM/SLA Competitive Strengths Extensive 3D seismic and leasehold base Advanced in-house seismic processing capability Expertise in application of seismic AVO technology Experience in deep, hostile directional drilling

S. Louisiana Catapult Project 18,100' 19,200' Sand Resistivity (HC Indicator) 18,700' 19,500' Net acres 34,000 2007 capital: $29 MM 2007 gross wells: 7 Avg. gross well stats: WI: 22% BCP, 37% ACP Capex: $20 MM-$25 MM Reserves: ~30 Bcfe Rate: ~20 MMcf/d - ~500 Bc/d Lower Mioceme Reservoirs Siph Shelf Lafayette Lake Charles EPEP leases 3D outline 2006 discoveries ^ Planulina Shelf Camerina Shelf LA ^ ^ ^ ^ ^

GOM Lower Miocene



W. GOM M/L Miocene
ST/GI Miocene
EPEP leases
2006 discoveries



L. Miocene Reservoirs
16,970'
17,360'

- Net acres 226,000
- 2007 capital: $145 MM
- 2007 gross wells: 14
- 66 gross blocks in trends
- Avg. gross well stats:
  - WI: 34% BCP, 40% ACP
  - Capex: $25 MM–$30 MM
  - Reserves: 35 Bcfe–45 Bcfe
  - Rate: ~30 MMcfe/d

elpaso 89

Texas Gulf Coast

Texas Gulf Coast TX Key Statistics Production: 187 MMcfe/d Reserves: 406 Bcfe Net acres: 137,000 Base decline: ~ 30% R/P: 6.0 South Texas Wilcox Production: 27 MMcfe/d Net acres: 25,000 Upper Gulf Coast Wilcox Production: 32 MMcfe/d Net acres: 31,000 Vicksburg Frio Production: 123 MMcfe/d Net acres: 81,000 Note: All data 2006 unless noted

Texas Gulf Coast Characterization Program features include: Elements of onshore resource plays Seismically-driven prospect identification Detailed subsurface mapping Geared for capital growth ~ $200 MM on existing assets plus acquisition capital Targeting repeatable, mid-risk program Expect double-digit production growth in 2007

2006 YE Texas Gulf Coast Inventory S. Texas Wilcox Wilcox Vicksburg Vicksburg Expl. Upper Frio/Yegua Total 129 71 71 17 30 318 160 135 135 35 25 490 Plays Unrisked Gross Wells Net Resources (Bcfe) 4-5 years of inventory Note: See cautionary statement on non-SEC proved reserves

Texas Gulf Coast Competitive Strengths Legacy assets, data and staff Access to infrastructure Extensive seismic database (Sabine to Rio Grande) Operational expertise Significant identified inventory in existing fields Attractive rig terms

South Texas Vicksburg Starr and Hidalgo Counties Jeffress Net acres: 17,000 2007 capital: $18 MM 2007 gross wells: 7 Avg. gross well stats: WI: 68% Capital: $3 MM-$4 MM Reserves: 2 Bcfe-4 Bcfe Rate: 2 MMcf/d-8 MMcf/d Monte Christo Net acres: 12,500 2007 capital: $21 MM 2007 gross wells: 10 Avg. gross well stats: WI: 90% Capital: $2.5 MM-$3.5 MM Reserves: 1 Bcfe-3 Bcfe Rate: 1 MMcf/d-3 MMcf/d Starr Co. Hidalgo Co. EPEP lease 3D Coverage TX

Upper Gulf Coast Wilcox Lavaca County Net acres: 18,000 2007 capital: $32 MM 2007 gross wells: 7 Avg. gross well stats: WI: 88% Capital: $5 MM-$8 MM Reserves: 2 Bcfe-4 Bcfe Rate: 5 MMcf/d-20 MMcf/d Speaks/Hardy's Creek Dry Hollow/Big Holler/Hope Lavaca Dry Hollow/Big Holler/Hope Speaks/Hardy's Creek EPEP lease 3D Coverage Sand Resistivity (HC Indicator) M/L Wilcox Reservoirs 10,500' 11,000' 14,000'

South Texas Wilcox Zapata County Net acres: 37,000 2007 capital: $85 MM 2007 Gross wells: 30 Avg. gross well stats: WI: 90% Capital: $2 MM-$4 MM Reserves: 1 Bcfe-3 Bcfe Rate: 2 MMcf/d-5 MMcf/d Zapata 3D Coverage El Paso E&P Acreage

International

International Characterization Focus on short-cycle oil opportunities in proven plays Positions in Brazil and Egypt with low-moderate country risk Mix of exploration and development opportunities Focus on operated assets Investment phase getting underway Meaningful reserve/production growth beginning 2008

Brazil: Positioned for Growth Brazil 114 655 Unrisked Gross Wells Net Risked Resource (Bcfe) Key Statistics Net production: 24 MMcfe/d Reserves: 248 Bcfe Net acres: 361,000 R/P: 29 Rio de Janeiro Note: All data 2006 unless noted; see cautionary statement on non-SEC proved reserves Potiguar 2 Production Blocks 2 Development Blocks 2 Exploration Blocks Camamu-Almada 1 Development Block 5 Exploration Blocks Espirito Santo 1 Exploration Block

Pinauna Development Project sanctioned at 100% WI 1st oil 4Q 2008: 15 Mboe/d peak rate 4-5 producers/4-5 injectors 2007 Focus: Facilities, procurement and construction High pour point oil handled by heated process flow Development pending regulatory approval Pinauna is hub for future Sardinha and Camarao phases Sardinha and Camarao phases Sardinha and Camarao phases Sardinha and Camarao phases Sardinha and Camarao phases Sardinha and Camarao phases Sardinha and Camarao phases Sardinha and Camarao phases Sardinha and Camarao phases Sardinha and Camarao phases Sardinha and Camarao phases Sardinha and Camarao phases Sardinha and Camarao phases Heated Process Flow Turret Moored FSO

Pinauna Exploration Upside-Cacau and Acai Two well drilling program at 100% WI Three Southern targets and deeper OWC Up to 100 MMboe unrisked potential Pc = 34% 3D survey outline W Pinauna POD area BAS-73 2 3 Pinauna Field (BAS-64) 37 MMboe R2P 1,350 acres (at -2,380 m ss/conservative OWC) 1 3 km Sergi depth BAS-74 Acai-1 Cacau-1 BAS-64 BAS-64 1 Rio de Janeiro Brazil

Bia & BM-ES-5 Block Prospectivity Light oil discoveries in Espirito Santo Basin now total 700 MMboe, all since 2003 10 km Petrobras oper WI 65% El Paso WI 35% Potential New Discovery- Prospect Trend 10 km Petrobras operated WI 65% El Paso WI 35% Petrobras oper WI 100% Bia wildcat New Discovery Well: 4-ESS-164A Date: April 2006 Operator: Petrobras Block: BES-100, area 1 Reservoir: Upper Cretaceous sands Status: Discovery 280 MMbo (source: www.petrobras.com)

Egypt: New Country Entry 2007-2008 Activity S. Mariut: Aero mag survey Minimum 400 Km2 of 3D seismic S. Feiran: Contingent well Nile Delta Western Desert Sinai El Paso E&P Acreage Gulf of Suez Block 8 (South Mariut): 100% WI Area: 1.2 MM acres (4,785 km2) South Feiran: 20% WI (ENI operated) Area: 65,000 acres (262 km2)

2007 Plan Summary

2007 Plan Highlights $1.7 billion capital program Approximately $1.2 billion domestic O&G capital $255 MM TGC acquisition $215 MM International O&G capital Volume guidance range: Flat to 8% year-to-year growth Expect reserve growth of 1%-5% from known inventory

2007 Capital Allocation Onshore and GOM/SLA essentially flat to 2006 South Texas Acquisition $255 MM acquisition price $85 MM E&D capital International capital doubles versus 2006 Pinauna exploration & development Egypt evaluation BM-ES-5 block exploration Total = $1.7 Billion Texas Gulf Coast GOM/S. Lousiana Onshore International Admin and Other 566 281 505 215 113 Texas Gulf Coast $566 MM 34% Int'l $215 MM 13% Onshore $505 MM 30% GOM/SLA $281 MM 16% Admin. and Other $113 MM 7%

2007 Planned Drilling Activity (Pc < 40%) High Med (Pc > 80%) Low % of 2007 Drilling Capital 14% 20% 66% Risk GOM Int'l GOM Ons. Onshore TGC TGC Int'l 23 28 599 Gross Wells

2007 Production Profile 2004 2005 2006 2007 Base 829 707 494 346 Stub 0 0 0 0 Capital 0 62 304 487 829 767 798 833 ~ 30% base decline 0%-8% growth MMcfe/d

Why We Can Succeed Strong foundation of assets and people in place Organization-wide focus on performance Value-creation mindset We will become a top E&P performer

Q&A

223 a meaningful company doing meaningful work delivering meaningful results Pipeline Group

Strong and Growing Leading natural gas franchise Excellent connections to strong markets and key supply basins More than $2 billion of committed growth projects with attractive returns 4%-6% long-term EBIT growth-from higher base in 2006

2006 Successes Record earnings: 22% increase* (Y-O-Y) Pipeline Integrity Program: Now 65% complete EPNG and CIG rate case settlements Successful initiation and execution of growth projects TGP: Northeast NY/NJ ANR: Wisconsin 2006, Storage Enhancement Project (STEP) SNG: Elba III, Elba Express, Cypress, South System III CIG: WIC Piceance Lateral, PSCo High Plains, Yuma County Lateral, CP Shell Expansion Mexico: LPG Pipeline ANR divestiture *Includes ANR, 28% as reported

El Paso Pipeline System 19% of total U.S. interstate pipeline mileage 23 Bcf/d capacity (16% of total U.S.) 16 Bcf/d throughput (28% of gas delivered to U.S. consumers) Best market connection Best supply access Leading pipeline integrity program El Paso Natural Gas Mexico Ventures Mojave Pipeline Colorado Interstate Gas Wyoming Interstate Cheyenne Plains Pipeline Tennessee Gas Pipeline Southern Natural Gas Florida Gas Transmission (50%) Elba Island LNG

Pipeline Group Focus: Maximize Long-term Value High-value service Process improvements Growth: Execution, discipline High-performing, motivated workforce

Pipeline Overview-Macro Outlook 2005-2015 Growth in Bcf/d Source: El Paso Corporation Rockies Supply +3.8 Mexico LNG +2.5 Southwest Demand +1.5 Mexico Demand +2.6 Elba LNG +1.4 Canadian LNG +0.9 Northeast Demand +2.1 Gulf of Mexico LNG +6.8 Southeast Demand +4.9

Pipeline Group Service Areas Rockies AZ Mexico NY State/ New England CA FL Strong Positions Highly Competitive Areas GOM TN/KY/OH AL/GA/SC

Significant Connectivity


ID
SD
WY
NE
Denver
UT
CO

- 63 supply meters in the Rockies
- 110 delivery meters along the Front Range


VT
NH
MA
Boston
NY
CT
RI
PA
NJ
New York

- 97 delivery meters into 26 LDCs


NV
UT
CA
AZ
Phoenix
NM

- 344 delivery meters in Arizona


Birmingham
Atlanta
SC
GA
AL
FL

- 155 delivery meters into Alagasco and AGL

Total NA TGP SNG EPNG CIG FGT 2330 793 517 584 436 485 Revenue Stability Demand Revenue (% of total Revenue) Demand as a % of total revenue increases over time 62% 91% 94% 91% 82% Total SNG EPNG CIG TGP FGT 94% 2006 Revenue ($ Millions)

2007 2008 2009 2010 2011 Beyond 3524 2698 1773 3545 2186 12026 Contractual Certainty 14% 3,524 10% 2,698 7% 1,773 14% 3,545 8% 2,186 47% 10,026 Average remaining contract term: 5.4 years Thousands of Dth/d

2004 2004 2004 2004 2005 2005 2005 2005 2006 2006 2006 2006 2006 2007 2007 2007 2007 2008 2008 2008 2008 2009 2009 2009 2009 2010 2010 2010 2010 2011 2011 2011 2011 EPNG CIG SNG FGT TGP Recent Rate Settlements New Rates Required Settled Rates Rate Stability

Pipeline Integrity Program Exceeds Pipeline Safety Act requirements 65% complete year end 2006 Average annual capital spending of $75 MM through 2012-plus remediation costs Specific Board Committee oversight of program Industry-leading program

Value Added Projects WIC Medicine Bow Expansion-2008 $18 MM July 2008 205 MMcf/d CP Shell Expansion $21 MM April 2008 70 MMcf/d CIG Raton Expansion $12 MM December 2007 29 MMcf/d TGP Carthage Expansion $35 MM May 2009 100 MMcf/d TGP LA Deepwater Link $55 MM July 2007 850 MMcf/d TGP Eugene Island 371 $33 MM September 2007 200 MMcf/d FGT Phase VII $63 MM May 2007 60 MMcf/d More than $2 billion of committed growth WIC Kanda Lateral $141 MM 2008 January 2008 Up to 410 MMcf/d CIG High Plains Pipeline $145 MM (50%) December 2008/July 2009 965 MMcf/d FERC Certificated/ Under Construction Signed PA's Expected PA's SESH Interest $170 MM June 2008/October 2010 137 MMcf/d/ 490 MMcf/d SNG Elba Expansion III & Elba Express $930 MM 2010-2012 8.4 Bcf / 900 MMcfd SNG Cypress Phase I / II $244 MM/$19 MM May 2007/May 2008 220 MMcf/d/116 MMcf/d TGP NE ConneXion New England $103 MM November 2007 136 MMcf/d TGP Essex- Middlesex $47 MM November 2007 82 MMcf/d Mexico JV-LPG Reynosa $53 MM (50%) July 2007 30,000 Bbl/d SNG South System III $133 MM-$286 MM Oct 2010-Apr 2012 245 MMcf/d-367 MMcf/d EPNG Mexico Lateral Loop $36 MM November 2008 127 MMcf/d

El Paso Projects Total Typical Greenfield Pipeline $ 1.4 0.9 $ 2.3 N Y Y Y Y N 15-30 10-20 ^10 >15% >13% ^10% Capex Capex Risk Fully Subscribed Avg. Contract Length (Years) First Yr. EBITDA % of Capital $ Billions Growth through Disciplined Investment

Steel Plate Price per Net Ton 2003 2004 2005 2006 450 800 850 900 Growth Projects Different Costs, Different Exposures O&M G&A Fuel Base Business 50 15 35 Fuel 35% Office 15% Field 50% Operating Expense and Capital Controllable Costs ?Efficiency Opportunity Base Business Volatile Costs ? Investment Risk Source: Berg Steel Price (X-70 Plate)

Organic Growth Opportunity: Superior Supply Connectivity Big Horn Powder River Denver-Julesburg Anadarko Permian Raton San Juan Piceance Uinta Wind River Green River WIC CIG EPNG Mojave Cheyenne Plains

El Paso's Unique Position in Mexico Hermosillo Monterrey Sonora LNG Terminal & Pipeline 1 Bcf/d LPG Transportation System (JV) 30,000 Bbl/d Naco Compression 14,000 H.P. Agua Prieta Pipeline 200 MMcf/d Gloria a Dios Compression Station (JV) 15,000 H.P. Samalayuca Pipeline (JV) 450 MMcf/d San Fernando Pipeline (JV) 1.0 Bcf/d 1.5 Bcf/d compression 60,000 HP In Mexico since 1930's 8 interconnects (out of 14 along the border) 50/50 JV with PEMEX since 1997 $80 MM stand alone EBITDA Existing Assets/Capacity Assets Under Development Asset Under Construction

EPNG Rate Case Settlement a Major Success Rate increase Rate stability through 2008 Rates fixed with limited adjustments Service restructuring New hourly services for electric gen and gas LDC needs Represent $20 MM of incremental annual revenue Ongoing service improvement process

Elba Island Expansion Start-up Contract Term Dec-2001 22 yrs Feb- 2006 30 yrs - - Reactivation Phase II Total Storage Capacity (Bcf) Sendout (MMcfd) 4.0 675 3.3 540 15.7 2,115 Phase III 2010/2012 25 yrs 8.4 900 BG supply from a portfolio of supply including Trinidad, Egypt, Equatorial Guinea Shell supply will be primarily from Qatargas IV

Elba Island Takeaway Projects Total Elba related Capex: $1.2 Billion Florida Gas Transmission SC FL Southern Natural GA Elba Island Elba Express, LLC FERC filing 9/06 Capacity 1,175 MMcf/d Capex $510 MM In-service 2010/2012 SNG Cypress Expansion FERC certificate 6/06 Capacity 500 MMcf/d Capex $321 MM Phase I in-service May 2007 131

Strong and Growing Leading natural gas franchise Excellent connections to strong markets and key supply basins More than $2 billion of committed growth projects with attractive returns 4%-6% long-term EBIT growth-from higher base in 2006

Q&A

Final Thoughts 2007 will build on established momentum Visible pipeline growth trajectory E&P will deliver sustainable value Modest growth in 2007 Multi-year inventory Significant growth in Brazil-2008 and beyond 2007 Plan significantly de-risked ANR sale creates greater opportunity set EP will continue to deliver improved results

Appendix

Disclosure of Non-GAAP Financial Measures The SEC's Regulation G applies to any public disclosure or release of material information that includes a non-GAAP financial measure. In the event of such a disclosure or release, Regulation G requires (i) the presentation of the most directly comparable financial measure calculated and presented in accordance with GAAP and (ii) a reconciliation of the differences between the non-GAAP financial measure presented and the most directly comparable financial measure calculated and presented in accordance with GAAP. The required presentations and reconciliations are provided herein. El Paso uses the non-GAAP financial measure "earnings before interest expense and income taxes" or "EBIT" to assess the operating results and effectiveness of the company and its business segments. The company defines EBIT as net income (loss) adjusted for (i) items that do not impact its income (loss) from continuing operations, such as extraordinary items, discontinued operations, and the impact of accounting changes; (ii) income taxes; (iii) interest and debt expense; and (iv) distributions on preferred interests of consolidated subsidiaries. The company excludes interest and debt expense and distributions on preferred interests of consolidated subsidiaries so that investors may evaluate the company's operating results without regard to its financing methods or capital structure. El Paso's business operations consist of both consolidated businesses as well as substantial investments in unconsolidated affiliates. As a result, the company believes that EBIT, which includes the results of both these consolidated and unconsolidated operations, is useful to its investors because it allows them to evaluate more effectively the performance of all of El Paso's businesses and investments. Net Debt is defined as El Paso's total Financing Obligations as disclosed on the company's consolidated balance sheet net of cash and cash equivalents. Net Debt is an important measure of the company's total leverage. Investor's should be aware that some of El Paso's cash is restricted and not available for debt repayment. Per Unit total Cash Expenses, or Cash Cost (per Mcfe) equal total operating expenses less DD&A and other non-cash charges divided by total consolidated production. Operating Cash, Cash available for Debt Reduction, and Discretionary Cash are key measures to indicate the on-going potential cash generating capability of the company. Adjusted Income From Continuing Operations, or adjusted EPS, is defined as income from continuing operations adjusted for certain non-recurring items. It is an important measure because it adjusts for various items the company does not expect to be repeated in the future. El Paso defines Resource Potential as subsurface volumes of oil and natural gas the company believes may be present and eventually recoverable. The company utilizes a net, geologic risk mean to represent this estimated ultimate recoverable amount. El Paso believes that the non-GAAP financial measures described above are also useful to investors because these measurements are used by many companies in the industry as a measurement of operating and financial performance and are commonly employed by financial analysts and others to evaluate the operating and financial performance of the company and its business segments and to compare the operating and financial performance of the company and its business segments with the performance of other companies within the industry. These non-GAAP financial measures may not be comparable to similarly titled measurements used by other companies and should not be used as a substitute for net income, earnings per share or other GAAP measurements.

Net Debt Reconciliation Total debt-continuing Cash Net debt-continuing Total debt-discontinued Total net debt $ 14.7 (0.5) 14.2 0.7 $ 14.9 $ Billions $ 17.3 (2.1) 15.2 0.9 $ 16.1 2006 2005 $ 21.7 (1.4) 20.3 - $ 20.3 2003* *As originally reported

EBITDA Reconciliation Net income/(loss) Cumulative effect of accounting changes, net of tax Discontinued operations, net of income taxes* Income/(loss) from continuing operations Income taxes (benefit) Income/(loss) before income taxes Return of preferred interests of consolidated subsidiaries Interest and debt expense EBIT DD&A EBITDA $ 475 - - 475 265 740 - 1,307 2,047 1,149 3,196 2006 2005 $ (606) (4) - (602) (153) (755) 9 1,381 635 1,133 1,768 $ Millions *Discontinued operations of ANR, Field Services, Power, and Macae have been reflected as continuing operations for 2006 and 2005 2003 $ (1,928) (9) (1,303) (616) (584) (1,200) 52 1,787 639 1,207 1,846

Fact Sheet Pipeline miles (approx.) Peak-day capacity (MMcf/d) Working storage (Bcf) 10,500 6,775 233 2,115 2,500 - ANR Pipeline Great Lakes Operational Snapshot EBIT EBITDA Capex $ 227 320 132 ANR Pipeline & Storage Assets Great Lakes Financial Snapshot ($ Millions) Total $ 59 * 59 $ 286 379 $ 214 303 197 ANR Pipeline & Storage Assets Great Lakes Total $ 57 * 57 $ 271 360 2005 Last Twelve Months (September 30, 2006) ANR Pipeline, Great Lakes Gas Transmission Company, and Michigan Storage Assets *El Paso's equity earnings for its 50% interest in Great Lakes

Group Composition Anadarko Petroleum Corp. (APC) Apache Corp. (APA) Baker Hughes Inc. (BHI) BJ Services Co. (BJS) Chesapeake Energy Corp. (CHK) Chevron Corp. (CVX) ConocoPhillips (COP) CONSOL Energy Inc. (CNX) Devon Energy Corp. (DVN) El Paso Corp. (EP) Ensco International Inc. (ESV) EOG Resources Inc. (EOG) Exxon Mobil Corp. (XOM) Halliburton Co. (HAL) Hess Corp. (HES) Kinder Morgan Inc. (KMI) Marathon Oil Corp. (MRO) Murphy Oil Corp. (MUR) Nabors Industries Ltd. (NBR) National Oilwell Varco Inc. (NOV) Noble Corp. (NE) Occidental Petroleum Corp. (Oxy) Peabody Energy Corp. (BTU) Rowan Companies Inc. (RDC) Schlumberger Ltd. (SLB) Smith International Inc. (SII) Sunoco Inc. (SUN) Transocean Inc. (RIG) Valero Energy Corp. (VLO) Weatherford International Ltd. (WFT) Williams Companies Inc. (WMB) XTO Energy Inc. (XTO) Anadarko Petroleum Corp. (APC) Apache Corp. (APA) Centerpoint Energy Inc. (CNP) Devon Energy Corp. (DVN) Dominion Resources Inc. (D) Enbridge Inc. (ENB) Equitable Resources Inc. (EQT) Kinder Morgan Inc. (KMI) NiSource Inc. (NI) ONEOK Inc. (OKE) PG&E Corp. (PCG) PPL Corp. (PPL) Questar Corp. (STR) Sempra Energy (SRE) Southern Union Co. (SUG) TransCanada Corp. (TRP) Williams Companies Inc. (WMB) El Paso Corp. (EP) S&P 500 Energy EP Peer Group

2005 Key Financial Results Reconciliation EBIT DD&A Interest expense Net debt Total shareholders equity $ 760 1,100 1,354 15,877 3,389 $ 125 33 27 225 - $ 635 1,133 1,381 16,102 3,389 Continuing Operations Discontinuing Operations* Total 2005 Note: As reported in El Paso's Form 8K (filed 5/12/2006) *Includes Power, Field Services and Macae $ Millions

Transport Demand Charges 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 Alliance 65 64 52.9 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 Kern 20 11 0.8 0 18.4 18.4 18.4 18.5 6.1 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 EP Owned 35 36 33.8 24.2 21 15 12.1 10.9 9.5 9.5 9.5 8.2 6.8 6.8 4.2 3.4 3.4 3.4 3.4 3.4 3.4 2.8 2.3 1.7 Third Party 36 14 10.2 9.7 9.7 9.7 9.7 9.5 8.6 8.6 8.6 8.6 8.4 8.4 8.4 8.4 8.4 8.4 8.4 8.4 8.4 4.2 0 0 Total 156 134 115.4 52.4 49.1 43.1 40.2 38.9 24.3 18.2 18.2 16.8 15.2 15.2 12.7 11.9 11.9 11.9 11.9 11.9 11.9 7.1 2.3 1.7 Alliance Kern EP Owned Third Party Note: 2007/2008 have been adjusted to reflect temporary release of Kern capacity at maximum rate Annual Demand Charge ($ Millions)

Production-Related Derivative Schedule: Fixed Price Note: Positions are as of December 29, 2006 (contract months: January 2007-forward)

Exploration & Production

Daily Production of U.S. Gas Independents 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 APC DVN CHK XTO ECA D EOG WMB APA EP OXY NFX NBL XEC STR 1,693 1,624 1,455 1,213 1,197 849 837 780 719 646 597 557 430 320 338 Production Ranking Company Ticker 3Q 2006 (MMcf/d) Anadarko Devon Chesapeake XTO EnCana Dominion EOG Williams Apache El Paso Occidental Newfield Noble Cimerex Questar Daily U.S. Natural Gas Production Source: Herolds

Plan Metrics Production (MMcfe/d)1 Capital expenditures ($ MM) E&D Acquisitions Index prices Gas NYMEX Oil Realized prices (includes hedges) Gas ($/Mcf) Oil ($/Bbl) NGL ($/Bbl) Production costs ($/Mcfe) Other taxes ($/Mcfe) General and administrative expenses ($/Mcfe) Total cash expenses DDA rate ($/Mcfe) 2006 798 $ 1,201 $ 7.23 $ 66.22 $ 6.38 $ 59.95 $ 39.64 $ 1.24 0.03 0.59 $ 1.86 $ 2.42 1Includes our 43.1% share of Four Star 2005 767 $ 709 1,149 $ 8.62 $ 56.57 $ 6.39 $ 51.58 $ 32.98 $ 0.96 0.03 0.68 $ 1.67 $ 2.25 2007 Plan 800-860 $ 1,425 255 $ 7.00 $ 56.00 $ 7.22 $ 49.52 $ 33.27 $ 1.02-$1.30 0.04 0.62-0.66 $ 1.68-$2.00 $ 2.50-2.75

Non-GAAP Reconciliation: Total Cash Expenses 2006 total equivalent volumes (MMcfe): 266,518 Total operating expense Depreciation, depletion, and amortization Costs of products and services Total cash expenses ($/Mcfe)* $ 1,229 (645) (87) $ 4.61 (2.42) (0.33) $ 1.86 Total ($ MM) Per Unit ($/Mcfe) 2006 *Excludes volumes and costs associated with equity investment in Four Star

Reserves Reconciliation Bcfe Beginning balance 12/31/2005 Production Extensions and discoveries Sale of reserves in place Purchases of reserves in place Performance revisions Reserves before price revisions Price revision Ending balance 12/31/2006 2,415 (266) 299 (20) 2 39 2,469 (54) 2,415 253 (25) - - - 1 229 (7) 222 2,668 (291) 3 299 1,2 (20) 2 1,2 40 1,2 2,699 (61) 1 2,637 El Paso Consolidated 43.1% Interest in Four Star O&G El Paso Incl. 43.1% of Four Star O&G Reserve replacement = Sum of reserve additions / Actual production for the corresponding period All in1,3 286/266 = 108% (6)/25 = (24)% 280/291 = 96% Without price revision2,3 340/266 = 128% 1/25 = 4% 3341/291 = 117% Reserve replacement costs per Mcfe = Total oil and gas capital costs / Sum of reserve additions All in ($/Mcfe) $1,193/286 = $4.17 $1,193/280 = $4.26 Without price revision $1,193/340 = $3.51 $1,193/341 = $3.50

Arklatex Mid-Continent Black Warrior Raton Rockies 213 52 52 115 73 2007 Onshore Capital Breakdown Drilling Equipment Recompletion Seismic Leasing 413 51 26 2 13 Leasing $13 MM 3% Seismic $2 MM 0.40% Recompletion $26 MM 5% Equipment $51 MM 10% Drilling $413 MM 82% Rockies $73 MM 15% Arklatex $213 MM 42% Mid-Continent $52 MM 10% Black Warrior $52 MM 10% Raton $115 MM 23% Capital budget: $505 MM

2007 GOM/SLA Capital Breakdown Drilling Equipment Recompletion Seismic Leasing 187 32 37 10 15 Leasing $15 MM 5% Seismic $10 MM 4% Recomp. $37 MM 13% Equipment $32 MM 11% Drilling $187 MM 67% SLA GOM 32 249 GOM $249 MM 89% SLA $32 MM 11% Capital budget: $281 MM

McCook Victoria Zapata Outside Op. TGC 124 66 111 10 2007 TGC Capital Breakdown Drilling Equipment Enhancement Seismic Leasing 214 22 31 6 18 Leasing $18 MM 6% Seismic $6 MM 2% Recompletion $31 MM 10% Equipment $22 MM 7% Drilling $234 MM 75% Outside Op. TGC $10 MM 3% S. Texas Vicksburg $124 MM 40% Upper Gulf Coast Wilcox $66 MM 21% S. Texas Wilcox $111 MM 36% Capital budget: $311 MM

Africa Brazil 13 201 2007 International Capital Breakdown Capital budget: $215 MM Drilling Equipment Enhancement Seismic Leasing 113 85 0 3 13 Leasing $13 MM 6% Seismic $3 MM 1% Equipment $85 MM 40% Drilling $113 MM 53% Egypt $13 MM 6% Brazil $201 MM 94%

PVR (Present Value Ratio) Represents the present value of future after-tax cash flows discounted at 10.5% over total investment Target ratio is 1.15: Every $1.00 invested returns $1.15 on an after-tax, discounted basis over the life of the project

Power

$899 MM Power Assets Sold in 2006 Completed exit of domestic power Majority of Asia/Central America portfolio sold Macae and Araucaria disputes resolved $548 MM total proceeds Only four Asia/Central America plants to be sold Book value approximately $75 MM

Non-Brazilian Power Assets Tipitapa 51 MW (Nicaragua) Quetta 136 MW Saba 128 MW Central America Asia 428 total gross MW Khulna 113 MW

Brazilian Power Assets Manaus* (238 MW) Ownership: 100% Rio Negro* (158 MW) Ownership: 100% Porto Velho (404 MW) Ownership: 50% *Ownership transfers to Manaus Energia in January 2008 Gross MW Approximately $415 MM book value in remaining power assets

Summary Exit of power business essentially complete Expect closure for non-Brazilian assets in 2007 Will rationalize Brazilian assets as appropriate